UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 29, 2020
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03        Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2020, the registrant filed a certificate of amendment (the “Certificate of Amendment”) to the registrant’s third amended and restated certificate of incorporation with the Secretary of State of the State of Delaware to effect (1) a 1-for-12 reverse stock split of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Reverse Stock Split”), and (2) a reduction in the number of authorized shares of the registrant’s stock from 505,000,000 shares (500,000,000 shares of common stock and 5,000,000 shares of preferred stock), par value $.01 per share, to 50,500,000 shares (50,000,000 shares of common stock and 500,000 shares of preferred stock), par value $.01 per share.

The Certificate of Amendment and the Reverse Stock Split became effective at 4:01 p.m. Eastern time on June 1, 2020.

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder of record who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share.  Additional information regarding the Reverse Stock Split can be found in the registrant’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2020.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated herein reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Jane R. Grimm
Date: June 2, 2020	Jane R. Grimm, Vice President and Secretary